Exhibit 23
                                                                      ----------




                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-37210) of Old Republic International Corporation of our report dated April 22, 2004 relating to the financial statements of the Republic Mortgage Insurance Company and Affiliated Companies Profit Sharing Plan, which appears in this Form 11-K (as filed on Form 10-K/A).



                                       /s/ PricewaterhouseCoopers LLP



May 26, 2004
Chicago, Illinois